[DESCRIPTION]            Third Quarter Report


Third Quarter Report

                                                              THE GABELLI [Logo]
                                                               EQUITY TRUST INC.


                               September 30, 1996

                               THE GABELLI [Logo]
                               EQUITY TRUST INC.

          Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.



                    Investment Objective:

                    The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.

                    This report is printed on recycled paper.

                                                              [Photo of Mario
                                                                J. Gabelli]

                                                             THE GABELLI [Logo]
                                                             EQUITY TRUST INC.

To Our Shareholders

     After a sharp correction in July, the Dow Jones Industrial Average (DJIA) and the Standard & Poor's 500 surged in September, closing the quarter at record levels. Broader market indices such as the Value Line Composite and smaller cap indices like the Russell 2000 rebounded as well, but lagged the large cap indices by considerable margins.

      During the third quarter ended September 30, 1996, the Gabelli Equity Trust Inc.'s ("Equity Trust") net asset value per share decreased 1.2% to $9.72, after adjusting for the $0.25 distribution on September 23, 1996. This compares to the 3.1% return in the unmanaged Standard & Poor's 500 Composite Stock Price Index ("S&P 500") for the quarter. Year-to-date, the net asset value has increased 5.6% versus the S&P 500's 13.5% increase. For the twelve months ended September 30, 1996, the Equity Trust's net asset value increased 7.6% after adjusting for all distributions. The S&P 500 was up 20.3% for the same period.

      Since inception on August 21, 1986 through September 30, 1996, the Equity Trust's net asset value has achieved a 246.6% total return, which equates to a 13.1% average annual return. The five- and ten-year average annual returns were 13.4% and 13.2%, respectively.

      The Equity Trust's common shares ended the quarter at $9.25 per share on the New York Stock Exchange, off 1.4% for the quarter but up 6.5% for the nine months ended September 30, 1996, after adjusting for all distributions. For the trailing twelve months, the common shares are up 11.7%, after adjusting for all distributions and the rights offering.

What We Do

      We do what is described as bottom-up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. We structure our portfolio by picking stocks.

      In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

[Graphic Depicting Investment Stategy]

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as globalization of the market in filmed entertainment and telecommunications, and micro trends, such as increased focus on productivity enhancing goods and services.

COMMENTARY

The Economy and the Stock Market

      Robust second quarter GDP growth of 4.8%, higher energy and agricultural commodities prices, and strong employment numbers rekindled inflationary fears sparking a 7% market correction in July. In September, more encouraging economic data, most notably modest increases in the Producer and Consumer Price Indices, eased inflationary concerns. Fueled by strong cash flow into equity mutual funds, the DJIA and S&P 500 moved back into record territory.

      For the present, inflation appears to be in check. However, we don't think it's been checkmated quite yet. The world-wide demand for agricultural and selected industrial commodities is growing. Oil remains a wild card. Eventually, higher prices will be passed along to the consumer. With outsourcing, downsizing, globalization of labor, technology oriented productivity gains decelerating, and unemployment at historically low levels, we still anticipate upward pressure on wages. On the surface, the United Auto Workers recent labor contract with Ford (F - $31.25 -NYSE) looks good. With just a 3% annual wage hike over three years, Ford appears to have avoided inflationary wage increases. However, by agreeing to limit outsourcing and, in effect, guaranteeing UAW workers lifetime tenure, future productivity may be diminished. We have seen the long-term implications of such labor rigidity in Europe. We fear Ford may have just won a psychological victory. More importantly, if President Clinton wins in a landslide, market observers will ask: What payback will he give to his supporters? What will this mean for labor costs, productivity gains, inflation, corporate earnings and the market?

      Based largely on better than expected news on the inflation front, our short-term posture toward the broad market has changed slightly from cautious to cautiously optimistic. Corporate earnings should finish the year up around 10%. Valuations are above the historic norm, but not yet at troublesome levels. If inflation remains subdued (we're still not convinced it isn't peeking around the corner), long interest rates stabilize at current levels, and mutual fund cash inflows remain strong, 1996 equities returns may well exceed our expectations after the Presidential Election.

      Whatever the market has in store for us over the next several quarters, there are attractive long-term opportunities in a variety of industries. World class industrial companies will get a boost from recovering economies in Europe and the Pacific Rim. Aerospace component suppliers will continue to benefit from the strong world-wide demand for new aircraft. Selected telecommunications stocks will prosper as the sweeping deregulation of the industry is implemented in the U.S. and emerging nations invest heavily in building modern systems. Entertainment software stocks should also do well as distribution networks here and abroad continue to expand. AND DEALS WILL BE DONE. The record levels of mergers and acquisitions experienced in 1995-1996 may well be exceeded. The benefits of strategic combinations in a broad spectrum of industries will keep investment bankers busy and value investors happy in the year ahead.

General Motors:  It's More Than Just A Car Company

      In previous reports, we've talked about "Humpty Dumpty" conglomerates surfacing value through the sale or spin-off of divisions. The good folks at General Motors Corporation (GM - $48.00 - NYSE) may soon be adding their name to a list that includes American Express Company (AXP - $46.25 - NYSE), American Brands, Inc. (AMB - $42.25 - NYSE), ITT Corporation (ITT - $43.625 - NYSE), and AT&T Corp. (T - $52.25 - NYSE) to name just a few. Encouraged by the successful spin-off of Electronic Data Systems Corp. (EDS - $61.375 - NYSE), GM management is now focusing on another GM tracking stock, GM Hughes (GMH - $57.75 NYSE). GMH has three businesses: auto electronics, aerospace, and a satellite telecommunications division that includes the rapidly growing DirecTV and a satellite video distribution business that will be strengthened with the acquisition of PanAmSat Corporation (SPOT - $27.8125 - NASDAQ). GM has several alternatives that would benefit GMH shareholders, the largest of which is GM itself. One scenario would be to spin off DirecTV directly to GMH shareholders, fold the auto electronics business back into the parent company, and sell the aerospace business. GMH is currently valued at about 9 times 1996 cash flow. With the potential for rapid cash flow and eventual earnings growth, DirecTV will receive a much higher multiple as a stand alone company.

      At its current price, marked to market, GMH represents about $23 of value per GM share. Marked to our Private Market Value model for GMH, it represents $30 of value. Should GM restructure GMH in the aforementioned manner, GM's auto business would be trading at about half the cash flow multiples enjoyed by Ford and Chrysler Corp. (C - $28.625 - NYSE). Ford and Chrysler do have cost advantages relative to GM and the impending settlement with the UAW may hamper GM's cost cutting progress. However, that is too deep a discount for an American auto manufacturer with excellent long-term prospects.

One Hurdle Left

      The Federal Trade Commission's recent approval of the Time Warner Inc. (TWX - $38.625 - NYSE)/Turner Broadcasting (TBS'A - $28.50 - ASE) merger eliminates one of the hurdles facing TWX management. The Turner acquisition is hardly a steal for Time Warner, but it does position them as an unparalleled global powerhouse in the entertainment software and cable network businesses. Now, Gerald Levin and company can focus on settling its differences with US West Media Group (UMG - $16.875 - NYSE), its disgruntled partner in the cable television and entertainment software businesses. This may entail buying US West Media out of Warner Brothers and HBO by giving them a bigger stake in Time Warner Cable Television or outright ownership of selected cable systems. US West Media appears committed to the cable industry. At this stage, a deal hinges on price (how many cable subscribers TWX will give up for exclusive ownership of filmed entertainment assets). With TWX stock languishing, Mr. Levin will be under increasing pressure from shareholders like Ted Turner and Tele-Communications Inc.'s (TCOMA - $14.9375 - NASDAQ) John Malone to get something done. We believe a compromise that will enhance US West Media's cable/telephony franchise and turn Time Warner into a purer entertainment/news software play will be reached. TWX can then sell additional non-core assets and/or spin off its share of the cable operations to shareholders. The end result would be a much better looking balance sheet, a more focused company and, we believe, a stock price in the mid $50s.

The Consolidators - The 1990s Game

      The 1960s was the decade of the conglomerates. Individuals like Harold Geneen at ITT, Charlie Bluhdorn at Gulf & Western, and Royal Little at Textron championed corporate growth and stability by bundling non-related businesses. Wall Street was in love with the conglomerates. And why not? They were using their shares trading at 12 times earnings to buy smaller less visible companies at eight times earnings. Earnings marched steadily upward as did conglomerate stock prices.

      Times change. Wall Street now shuns conglomerates. They are difficult for analysts to understand and many are saddled with mature low-growth companies that restrain, rather than contribute to, earnings growth. Corporate managers are realizing that by shedding non-related divisions through direct sale or spin-off to shareholders, they are getting much better valuations for their core businesses. In short, investors are willing to pay more for the sum of the parts than for the whole. Corporate chieftains like Harvey Golub of American Express, Tom Hays at American Brands and Rand Araskog at ITT have already demonstrated the positive impact that consolidation has on stock prices. Westinghouse Electric Corp.'s (WX - $18.625 - NYSE) Michael Jordan appears to be following their lead with the acquisition of Infinity Broadcasting Corp. (INF - $31.50 -
NYSE) to complement the CBS radio network and the revelation that he is considering spinning off or selling the company's industrial businesses.

      There is another type of consolidation creating enthusiasm on Wall Street. Consolidators are buying competitors, lowering expenses through enlarged buying power, eliminating corporate overhead and driving growth rates in the process. Consolidators are looking for fragmented industries where this strategy is most effective. A prominent consolidator is Wayne Huzienga, who made his first fortune consolidating the trash hauling industry with Waste Management International Inc. (WME - $9.00 - NYSE). He repeated the pattern in the video rental business via Blockbuster Entertainment. Now, under the corporate banner of Republic Industries, Inc. (RWIN - $29.00 - NASDAQ), he is consolidating the used car and electronic security businesses. We believe that by buying smaller competitors, consolidating operations, and creating a national brand name franchise, Mr. Huzienga will once again make a lot of money for himself and Republic Industries shareholders. Other industries where this is occurring are broadcasters, banks, brokers, health care and even public utilities.

Farmer Kravis

      Henry Kravis, one of the principals of Kravis, Kohlberg, & Roberts (KKR), has been harvesting seeds planted by the firm during the heyday of leveraged buyouts in the 1980s. The recent sale of Duracell International Inc. (DUR - $64.047 - NYSE) (34% owned by KKR) to Gillette Co. (G - $72.125 - NYSE) follows on the heels of the sale of KKR-controlled Red Lion Hotels Inc. (RL - $29.625 -
NYSE) to Doubletree Corp. (TREE - $39.875 - NASDAQ), Stop & Shop Companies Inc. to Royal Ahold N.V., and American Re Corp. (ARN - $63.50 - NYSE) to Munich Reinsurance Company. Farmer Kravis is unloading this bumper crop of fine companies. Indeed, he is in the process of raising $5 billion in seed money for planting new crops.

      Why are we interested in what Farmer Kravis is doing? For a variety of reasons, not the least of which is that with the exception of a failed tobacco crop (KKR's ill-fated LBO of RJR), he's been a very profitable farmer. We like to watch what Henry is buying - KKR's recent purchase of Bruno's reaffirms our notion of value in food retailers like Delchamps Inc. (DLCH - $20.00 NASDAQ) and Giant Food Inc. (GFS'A - $34.00 - ASE). We also monitor values surfaced by his selling. The 13-14 times cash flow paid by Gillette for Duracell has very positive implications for Ralston Purina Group (RAL - $68.50 - NYSE), whose Eveready Battery business is a strong number two in the market to Duracell. Finally, we are encouraged that Farmer Kravis is in the process of raising a big pile of money to buy the kind of undervalued companies available in our Fund's portfolio.

Let's Talk Stocks

     The following are stock specifics on selected holdings of the Equity Trust's investments. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Express Company (AXP - $46.25 - NYSE), founded in 1850, is a diversified travel and financial services company operating in 160 countries around the world. The company is best known for its American Express charge card and travel-related services. Another important operation is Minneapolis-based American Express Financial Advisors, Inc. (formerly IDS Financial Services) which sells financial products ranging from mutual funds to annuities. Harvey Golub, Chairman and CEO, has refocused AXP on its core "green" charge card and investment management businesses. The company has significantly expanded the range of merchants who welcome its cards. Management's objective is virtual parity with bankcard networks. In July, the company joined forces with Microsoft to start their own on-line corporate travel service. Additionally, the company has launched Financial Direct, a financial services operation that provides self-directed on-line trading. We believe that American Express has been repositioned to enjoy double-digit earnings growth over the balance of this decade.

Chris-Craft Industries, Inc. (CCN - $41.75 - NYSE), through its 74% ownership of BHC Communications, Inc. is primarily a television broadcaster. BHC owns and operates UPN-affiliated TV stations in New York (WWOR), Los Angeles (KCOP) and Portland (KPTV). BHC also controls over 57% of United Television, Inc., which operates an NBC affiliate, an ABC affiliate and three UPN affiliates. BHC also currently owns 100% of United Paramount Network (UPN), but Viacom has an option to purchase 50% of UPN by January 1997. CCN, with about $1.5 billion in cash and marketable securities, is strongly positioned to expand its operations. CCN is the eighth-largest TVstation group owner in the U.S. and covers almost 20% of TV households.

                             ----------------------
                             Chris-Craft Industries
                             ----------------------
                               74%      |
                             ----------------------
                               BHC Communications
                             ----------------------
                               57%      |
                             ----------------------
                                United Television
                             ----------------------

Deere & Company (DE - $42.00 - NYSE) is the largest manufacturer of farm equipment in the world. The company's products include tractors and planting, harvesting and crop handling equipment. With bountiful harvests and strong prices for corn, soybeans and wheat, farm incomes in 1996 and 1997 should show substantial increases. Overseas demand for U.S. wheat and other crops should further boost farm income. With raw material costs under control, Deere's near-term earnings should be impressive. Long-term prospects for farm equipment manufacturers like Deere are enhanced as incomes, diets and standards of living improve overseas. Furthermore, the U.S. government no longer restricts plantings, so additional land is likely to be cultivated.

GTE Corporation (GTE - $38.50 - NYSE) is the fourth-largest publicly-owned telecommunications company in the world. The company owns the largest non-Bell telecommunications system, serving 19 million access lines in 30 states. GTE is the nation's second-largest provider of cellular services, with a controlling interest in metropolitan and rural service areas covering more than 50 million people. Roughly 25% of earnings are derived from non-telephone businesses growing at more than 20% per year. Chairman Charles Lee is structuring the company for accelerated growth.

Pittway Corporation (PRY - $42.875 - ASE; PRY'A - $44.625 - ASE) has undergone significant changes over the past few years, selling or spinning off businesses representing half its sales volume and over 60% of its income. The company has two remaining core businesses: manufacturing and distributing professional burglar and fire alarm equipment and publishing trade magazines and directories. Its Ademco Security Group, approximately 75% of revenues, is growing rapidly. Penton Publishing is emerging from years of difficult operating conditions and operating margins are showing improvement. Pittway is also involved in real estate and other promising ventures, including a 37% interest in Cylink (Pittway owns 8.9 million shares), a leading manufacturer of encryption equipment, and a 4.5% equity interest in U.S. Satellite Broadcasting (USSB - $23.25 - NASDAQ) (Pittway owns 4.2 million shares), a direct-to-the-home (DTH) satellite broadcast company. PRY has applied for listing of its securities on the New York Stock Exchange.

Sprint Corporation (FON - $38.875 - NYSE) is the third largest long-distance carrier and the second largest independent local telephone company in the U.S. The company completed the spin-off of its cellular unit, 360(degree)

Communications Company (XO - $23.50 NYSE), in March 1996. Sprint has positioned itself on a global basis through a joint venture with France Telecom/Deutsche Telekom, which purchased a 20% stake in Sprint (excluding the cellular unit) in January for $3.5 billion. Our interest in Sprint stems from its promising national PCS/wireless joint venture with three major cable operators:
Tele-Communications, Inc., Comcast Corporation and Cox Communications, Inc. We consider FON an interesting value, with the risks from prospective new entrants in its long distance business being offset by the PCS venture and its own pursuit of the $100 billion local telephone market.

Telecomunicacoes Brasileiras SA (Telebras) (TBR - $78.50 - NYSE) is the Brazilian government-controlled monopoly telecommunications holding company consisting of 28 subsidiaries serving 13.9 million telephone lines and 2.1 million cellular customers in a country with a population of 160 million. The penetration rate is less than 9% for telephone and 1% for cellular. The stock is attractively valued at less than four times our estimate of 1996 cash flow. Future opportunities include the prospects of privatization, strong line growth and improvements in efficiency. The company is benefiting from an improved rate structure which allows it to recoup inflation-related cost increases on a more consistent basis.

Time Warner Inc. (TWX - $37.25 - NYSE), having completed its acquisition of Turner Broadcasting, is the world's largest diversified media and publishing company. The combined companies will have more than $21 billion in revenues and control a host of powerful media brands, such as CNN, Warner Brothers film, HBO, and Time magazine. Under the leadership of chairman Gerald Levin and vice-chairman Ted Turner, Time Warner is now focused on reducing debt and simplifying its capital structure. Achievement of both goals would be greatly aided by a successful restructuring of the Time Warner Entertainment partnership with US West Media Group. Further, Time Warner's upcoming holiday film, Space Jam, starring Michael Jordan and Bugs Bunny, has the potential to be a blockbuster hit.

United Television, Inc. (UTVI - $96.25 - NASDAQ) is a television broadcasting company which owns and operates five television stations: one ABC, one NBC and three UPN affiliates. Its stations cover approximately 6% of the U.S. population. UTVI is a 57%-owned subsidiary of BHC Communications. Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost controls will magnify EBITDA growth going forward. Our 1996 PMV is estimated at $120 per share, $23 of which is cash. UTVI's PMV is expected to approach $200 by the year 2000.

Viacom Inc. (VIA - $35.25 - ASE; VIA'B - $35.50 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce debt and is focusing on the global expansion of its media franchises. The company has divested its cable systems subsidiary in a transaction with Tele-Communications Inc. which has reduced Viacom's debt by $1.7 billion and the number of common shares outstanding by about 4%. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon, USA (50% interest) and the Sci-Fi Channel.

10% Distribution Policy

      The Equity Trust continues to maintain its 10% distribution policy. Pursuant to this policy, the Equity Trust distributed $0.25 per share on September 23, 1996. The next payment is scheduled for December. We would now like to review questions that have been raised by our shareholders.

Dividend Policy - Recast Again in a Q & A Format

HISTORY

Q.    Why does the Gabelli Equity Trust pay dividends?

      A mutual fund pays dividends to satisfy one of the requirements to qualify as a Regulated Investment Company. To avoid paying income tax at the corporate level, a mutual fund, whether open-end or closed-end like the Gabelli Equity Trust, must distribute at least 90% of its ordinary income and realized capital gains but will generally distribute all of its income for the year and thereby act as a conduit. As a Regulated Investment Company, the tax benefits of net long-term capital gains can be passed through to shareholders.

Q.    What is the history of the Equity Trust's dividends?

      The Fund paid out only its income and capital gains through 1988. In August of 1988, in response to the discount which persisted early in the Equity Trust's life, we instituted our 10% Distribution Policy. Since then, the Equity Trust has paid distributions equivalent to 10% of its average net assets every year. The following charts summarize the total distributions made or declared by the Equity Trust on an aggregate basis and each year since inception. Stated another way, our Fund has paid out $820.6 million or $11.02 per share from inception -- an exceptional run considering we started with $374 million on August 21, 1986.

[The following table was represented by a line graph in the printed material.]

                            Cumulative Distributions
                  December 31, 1986 through September 30, 1996

     1987      1988      1989      1990      1991(a)    1992(b)     1993(c)     1994(d)     1995(e)   1996(f)
     ----      ----      ----      ----      -------    -------     -------     -------     -------   -------
    $1.082     $1.632    $2.942    $4.122    $5.212     $6.272      $7.382      $9.272      $10.272   $11.02(g)

                             Distributions by Year

     1987      1988      1989      1990      1991(a)    1992(b)     1993(c)     1994(d)     1995(e)   1996(f)
     ----      ----      ----      ----      -------    -------     -------     -------     -------   -------
    $1.082     $0.55     $1.31     $1.18      $1.09      $1.06       $1.11       $1.89       $1.00     $0.75

(a) On October 21, 1991, the Fund distributed Rights equivalent to $0.42 per share upon full subscription of all issued shares.
(b) On September 28, 1992, the Fund distributed Rights equivalent to $0.36 per share upon full subscription of all issued shares.
(c) On July 14, 1993, the Fund distributed Rights equivalent to $0.50 per share upon full subscription of all issued shares.
(d) On November 15, 1994, the Fund distributed shares of the Gabelli Global Multimedia Trust Inc. valued at $0.80625 per GAB share.
(e) On October 19, 1995, the Fund distributed Rights equivalent to $0.37 per share upon full subscription of all issued shares.
(f) Through September 30, 1996.
(g) Does not include value of rights distributed.

10% DISTRIBUTION POLICY

Q.    What are the details of the 10% payout policy?

      The Equity Trust currently pays out 10% of its average net asset value per share. The Fund's normal policy is to make quarterly distributions of $0.25 per share at the end of each of the first three calendar quarters of each year. The Fund's distribution in December for each calendar year is an adjusting distribution. The amount is equal to the greater of 10% of the average of the net asset value per share of the Fund as of the last day of the four preceding calendar quarters or the taxable income requirements of the Internal Revenue Code.

Q.    Why did the Fund pay a $0.50 per share distribution in December of 1995?

      In 1995 we combined the third and fourth quarter distributions because of the requirement by the Investment Company Act of 1940 that long-term capital gains be distributed only once a year. Typically, the Equity Trust has used the fourth quarter distribution to pay out its realized capital gains. Last year, however, the fourth quarter dividend amount required to meet the 10% payout policy would not have been sufficient to include all of the Trust's realized capital gains, many of which were the result of corporate takeovers. Since the Fund could not allocate capital gains among its prior quarterly distributions and to assure that shareholders receive the full tax benefit of all the long-term capital gains, the Board of Directors voted to combine the September and year-end distributions.

CAPITAL GAINS AND NON-TAXABLE DISTRIBUTIONS

Q. How will the long-term capital gains be distributed this year and going forward?

      After the 1995 dynamics, your Board of Directors authorized the Fund to file an exemptive request with the Securities and Exchange Commission to allow the Fund to distribute long-term capital gains more frequently than once per year. This exemption was granted on October 15, 1996, and now the Fund can distribute capital gains up to four times per year. This allows the Directors to maintain the Fund's regular quarterly distribution schedule and allocate capital gains to prior quarterly distributions. From a "tax" point of view, the dividend paid in December may be allocated to prior quarterly distributions within the year, if necessary.

Q.   What did the Fund do with capital gains prior to 1990?

      In 1988 and 1989, the Fund elected to retain net realized long-term capital gains and pay the appropriate taxes thereon. However, we found the bookkeeping under this procedure cumbersome and in response to our shareholders' comments, eliminated this practice.

Q. Why are a portion of the distributions sometimes classified as non-taxable distributions?

      In the event the Fund distributes cash over and above net investment income and realized capital gains for any year, the cash we shareholders receive may be viewed as a tax-free return of capital. In this instance, shareholders pay no tax and reduce their cost basis by the amount of the distribution equal to the return of capital.

DIVIDEND REINVESTMENT

Q.    How do I reinvest my dividends?

      All directly registered shareholders are eligible to participate in the Fund's Automatic Dividend Reinvestment Plan which gives the shareholder the option of having all distributions reinvested. Distributions will be reinvested automatically unless the shareholder elects to receive cash. Distributions to shareholders who hold their shares in "street name" with a broker are reinvested by the broker in additional shares under the plan, unless the election is made to receive distributions in cash.

Other Q & A

      We are not able to cover all questions on dividends in this report, but you may:

                            o  Call us at (914) 921-5070
                            o  Fax us at (914) 921-5118
                            o  e-mail us at info@gabelli.com
Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

In Conclusion

      For the time being, equities investors are basking in the glow of low inflation, relatively low interest rates, and good, if not great corporate profits. We remain concerned that inflation will once again rear its ugly head, making bonds and stocks vulnerable at current levels.

      Our opinions on the market remain largely immaterial to the Fund's investment posture. Cash balances in the portfolio are a function of the availability of stocks representing good fundamental value. Our level of cash reserves reflects our belief that there are still numerous value oriented opportunities of which we will continue to take advantage.

      We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1997.

                                   Sincerely,

                                   /s/ Mario J. Gabelli

                                   Mario J. Gabelli
                                   President and Chief Investment Officer

November 1, 1996

Note: The views expressed in this report reflect those of the portfolio manager, only thorugh the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                        Quarter Ended September 30, 1996
                                   (Unaudited)

                                                               Ownership at
                                                               September 30,
                                                    Shares         1996
                                                   --------    -------------
NET PURCHASES
  Common Stocks
AirTouch Communications Inc. ....................     5,000       250,000
Aliant Communications Inc. (n)...................    40,000        40,000
American Re Corp. ...............................    20,000        20,000
Archer-Daniels-Midland Co. (a)...................    35,000       165,000
AT&T Corp. ......................................    20,000        85,000
BBN Corporation .................................    20,000       100,000
Berliner Bank Aktiengesellschaft (b).............   270,000       300,000
Cablevision Systems Corporation,
 Class A ........................................     3,000       113,000
Carter-Wallace, Inc. ............................     9,500       500,000
Coltec Industries Inc. ..........................    48,700       370,000
CUC International Inc. (c).......................    18,375        18,375
Culbro Corporation ..............................     2,900        30,000
Earl Scheib, Inc. ...............................     2,500        67,500
EG&G Inc. .......................................    17,500        17,500
EMI Group plc, Sponsored ADR (o).................   120,000       120,000
Ferro Corporation ...............................     8,000       115,000
Franklin Electric Company........................     5,000        10,000
GATX Corporation ................................     5,000        45,000
GenCorp Inc. ....................................    12,000       115,000
General Motors Corporation,
 Class H ........................................    29,000        29,000
Gerber Scientific, Inc. .........................    20,000        80,000
Giant Food Inc., Class A ........................    40,000        60,000
Goulds Pumps, Incorporated ......................    83,000       130,000
Grupo Televisa S.A., GDR.........................    30,000       330,000
Hilton Hotels Corporation (d)....................   300,000       400,000
H&R Block Inc. ..................................    40,000        80,000
Imation Corporation (e)..........................     8,500         8,500
Independent Newspapers plc
 ORD (f).........................................    14,888        99,999
International Family
 Entertainment, Inc., Class B....................    12,000       265,795
ITT Corporation, New ............................   148,000       250,000
Kaneb Services, Inc. ............................    30,000       120,000
Liberty Corporation .............................     3,000        53,000
Loral Space & Communications Ltd. ...............    50,000       120,000
LucasVarity plc (g)..............................   200,000       200,000
Manitowoc Company, Inc. (h)......................    15,000        55,000
Mirage Resorts, Incorporated (i).................    50,000       100,000
National Presto Industries, Inc. ................     1,000        10,000
Navistar International Corporation ..............   100,000       500,000
New World Communications
 Group, Inc. ....................................    30,000        30,000
Paxson Communications
 Corporation, Class A ...........................    20,000        45,000
Pegasus Gold Inc. ...............................    10,000        80,000
Quaker Oats Company .............................    17,500       180,000
Sequa Corporation, Class A ......................     9,500        59,500
Sequa Corporation, Class B ......................     2,000        50,000
Telecom Argentina Stet-France
 Telecom S.A., Sponsored ADR ....................     1,000         5,000
Tele-Communications, Inc., Class A ..............    10,000       472,125
Tele-Communications, Inc./Liberty
 Media Group, Class A ...........................    10,000       360,000
Tele-Communications
 International, Inc., Class A ...................    15,000        40,000
Thomas Industries Inc. ..........................     7,000        50,000
THORN plc (j)....................................    30,000        30,000
Time Warner Inc. ................................    10,000       300,000
Tootsie Roll Industries, Inc. ...................     6,000        30,660
Westinghouse Electric Corp. .....................    20,000       100,000

  Common Stock Warrants and Rights
Oriental Press Group,
 Warrants, expires 10/02/1998 (k)................    29,900        29,900

NET SALES
 Common Stocks
American Brands, Inc. ...........................    13,000       237,000
Brau und Brunnen ................................     1,540        10,000
Burlington Resources Inc. .......................     3,000       110,000
Cincinnati Bell Inc. ............................     2,000        33,000
Community Health Systems, Inc. (l)...............   191,675          --
Dole Food Company, Inc. .........................    10,000        30,000
Electronic Data Systems Corp. ...................    25,585        80,000
Golden Books Family
 Entertainment, Inc. ............................     5,000       225,000
IDEX Corporation ................................     3,200       330,000
International Business Machines
 Corporation ....................................     5,000       120,000
Johnson Controls, Inc. ..........................     5,000       100,000
Johnson & Johnson ...............................     5,000       135,000
Lehman Brothers Holdings Inc. ...................    10,000       130,000
Lincoln Telecommunications
 Company (n).....................................    40,000          --
Minnesota Mining and Manufacturing Company.......    15,000        85,000
New York Times Company, Class A .................    20,000       160,002
Philips Electronics N.V., New York ..............    15,000        30,000
Pittway Corporation, Class A ....................     1,750       462,000
Republic Automotive Parts, Inc. .................     5,000        20,000
Revco D.S. Inc., New.............................   100,000          --

                         THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                        Quarter Ended September 30, 1996
                                   (Unaudited)

                                                               Ownership at
                                                               September 30,
                                                    Shares         1996
                                                   --------    -------------
NET SALES (Continued)
 Common Stocks (Continued)
SBC Communications Inc. .........................     5,000       170,000
Sierra On-Line, Inc. (c).........................    15,000          --
Sprint Corporation...............................    15,000       405,000
Stop & Shop Companies, Inc. (m)..................   475,000          --
Tenneco Inc. ....................................    10,000        90,000
THORN EMI plc, Sponsored
 ADR (o).........................................   120,000          --
360(degree)Communications Company ...............    10,000       150,000
Varity Corporation, New (g)......................   160,000          --

                                                    Shares/
                                                   Principal
                                                    Amount
                                                   ---------
  Corporate Bond
Nortek, Inc., Sr. Sub. Note,
 9.875% due 03/01/2004 ..........................  $200,000     2,500,000

  Common Stock Warrants and Rights
Independent Newspapers plc,
 Rights, expires 07/12/1996 (f)..................    17,022          --

----------
(a) Stock dividend.
(b) 10 for 1 stock split.
(c) Merger - 1.225 shares of CUC International Inc. for each share of Sierra On-Line, Inc.
(d) 4 for 1 stock split.
(e) Spinoff - 0.1 shares of Imation Corporation for each share of Minnesota Mining and Manufacturing Company.
(f) Rights excercised - 0.874632 shares of Independent Newspapers plc ORD for each Right of Independent Newspapers plc.
(g) Merger - 1.38 shares of LucasVarity plc for each share of Varity Corporation, New.
(h) 3 for 1 stock split.
(i) 2 for 1 stock split.
(j) Spinoff - 0.25 shares of THORN plc for each share of EMI Group, plc.
(k) Bonus issue - 1 warrant for every 10 shares of Oriental Press Group ORD.
(l) Tendered all shares at $52.00 per share.
(m) Tendered all shares at $33.50 per share.
(n) Name change from Lincoln Telecommunications Company to Aliant Communications Inc.
(o) Name change from THORN EMI plc, Sponsored ADR to EMI Group plc, Sponsored
    ADR.


--------------------------------
     Top Ten Holdings
    September 30, 1996
    ------------------

 Chris-Craft Industries, Inc.
 United Television, Inc.
 American Express Company
 Pittway Corporation
 Time Warner Inc.
 Telecomunicacoes Brasileiras SA
 GTE Corporation
 Viacom Inc.
 Sprint Corporation
 Deere & Company
--------------------------------

                         THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                         September 30, 1996 (Unaudited)

                                                                        Market
      Shares                                                             Value
      ------                                                            ------
COMMON STOCKS -- 86.1%
               Industrial Equipment And Supplies -- 11.8%
     220,000   AMETEK, Inc. .....................................   $ 4,152,500
     180,000   Ampco-Pittsburgh Corporation .....................     2,137,500
      30,900   AptarGroup, Inc. .................................       992,663
       7,000   Caterpillar Inc. .................................       527,625
      66,000   CLARCOR Inc. .....................................     1,443,750
      20,000   Cooper Industries, Inc. ..........................       865,000
      71,925   Crane Co. ........................................     3,191,672
      75,000   CTS Corporation  .................................     3,159,375
     370,000   Deere & Company ..................................    15,540,000
     225,000   Donaldson Company, Inc. ..........................     6,215,625
      19,125   Duriron Company, Inc. ............................       506,813
      17,500   EG&G Inc. ........................................       312,813
      10,000   Franklin Electric Company ........................       337,500
      29,000   General Motors Corporation, Class H ..............     1,674,750
      80,000   Gerber Scientific, Inc. ..........................     1,140,000
     130,000   Goulds Pumps, Incorporated + .....................     2,892,500
     240,000   Greif Bros. Corporation, Class A .................     7,140,000
       3,400   Greif Bros. Corporation, Class B (a)..............       101,150
     330,000   IDEX Corporation .................................    10,972,500
      35,000   Keystone International, Inc. .....................       686,875
      50,000   Lufkin Industries, Inc. ..........................     1,037,500
      55,000   Manitowoc Company, Inc. ..........................     1,766,875
     178,500   Mark IV Industries, Inc.  ........................     3,882,375
      15,000   Martin Marietta Materials, Inc. ..................       320,625
     500,000   Navistar International Corporation + .............     4,250,000
     130,000   Nortek, Inc. + ...................................     1,787,500
       5,000   Nortek, Inc., Special Common + (a) ...............        55,000
      10,000   PACCAR Inc. ......................................       547,500
      67,500   Pittway Corporation ..............................     2,894,063
     462,000   Pittway Corporation, Class A .....................    20,616,750
      20,000   Scientific-Atlanta, Inc. .........................       317,500
      59,500   Sequa Corporation, Class A + .....................     2,655,187
      50,000   Sequa Corporation, Class B + .....................     2,662,500
      84,000   SPS Technologies, Inc. + .........................     5,313,000
      95,000   St. Joe Corp. ....................................     6,056,250
     111,250   TransPro Inc. ....................................       890,000
      20,000   Watts Industries, Inc., Class A ..................       392,500
                                                                 --------------
                                                                    119,435,736
                                                                 --------------
               Telecommunications - 10.8%
      40,000   Aliant Communications Inc. .......................       630,000
      85,000   AT&T Corp. .......................................     4,441,250
     100,000   BC TELECOM Inc. ..................................     2,000,661
     260,000   BCE Inc. .........................................    11,115,000
          11   BHI Corporation ..................................           206
       7,000   British Telecommunications plc,
                Sponsored ADR ...................................       391,125
      70,000   Cable & Wireless plc, Sponsored ADR ..............     1,461,250
      33,000   Cincinnati Bell Inc. .............................     1,749,000
      10,000   Compania de Telecomunicaciones de Chile SA,
                Sponsored ADR ...................................       966,250
     130,500   C-TEC Corporation + ..............................     3,393,000
      30,000   C-TEC Corporation, Class B + .....................       765,000
     425,000   GTE Corporation ..................................    16,362,500
      40,000   Hong Kong Telecommunications Ltd., Sponsored ADR         720,000
   1,020,000   Jamaica Telephone Ltd. ORD .......................        95,880
      10,000   Maritime Telegraph and Telephone Company, Limited        163,356
      12,000   Motorola, Inc. ...................................       619,500
      45,000   NYNEX Corporation ................................     1,957,500
     170,000   SBC Communications Inc. ..........................     8,181,250
      10,000   Singapore Telecommunications Limited ORD .........        23,008
     405,000   Sprint Corporation ...............................    15,744,375
     246,000   STET-Societa Finanziaria Telefonica SpA,
                Sponsored ADR ...................................     8,517,750
       5,000   Telecom Argentina Stet-France Telecom S.A.,
                Sponsored ADR ...................................       201,875
   2,500,000   Telecom Italia SpA, ORD ..........................     5,555,555
     244,073   Telecomunicacoes Brasileiras SA (Telebras),
                 Sponsored ADR ..................................    19,159,730
       5,927   Telecomunicacoes Brasileiras SA (Telebras),
                 Sponsored ADR, 144A (c) ........................       465,270
      91,314   Telecomunicacoes de Sao Paulo SA (Telesp) + ......        15,472
      10,000   Telefonica de Argentina S.A., ADR, Class B .......       248,750
      55,000   Telefonica de Espana, Sponsored ADR ..............     3,059,375
      20,000   Telefonos de Mexico SA, Class L, ADR .............       642,500
                                                                 --------------
                                                                    108,646,388
                                                                 --------------
               Broadcasting -- 9.0%
       8,300   Ackerley Communications, Inc. ....................       277,012
      55,000   BHC Communications, Inc., Class A ................     5,376,250
     325,802   Chris-Craft Industries, Inc. .....................    13,602,234
     526,791   Chris-Craft Industries, Inc., Class B (a).........    21,993,524
     330,000   Grupo Televisa S.A., GDR + .......................     9,528,750
     125,000   Havas, Sponsored ADR .............................     2,012,207
      53,000   Liberty Corporation ..............................     1,861,625
       7,000   LIN Television Corporation + .....................       287,000
      30,000   New World Communications Group, Inc. .............       693,750
      45,000   Paxson Communications Corporation, Class A + .....       506,250
     100,000   Television Broadcasting Ltd. ORD .................       371,783
     340,000   United Television, Inc. ..........................    32,725,000
     100,000   Westinghouse Electric Corp. ......................     1,862,500
                                                                 --------------
                                                                     91,097,885
                                                                 --------------

                         THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         September 30, 1996 (Unaudited)

                                                                       Market
      Shares                                                            Value
      ------                                                           ------
COMMON STOCKS (Continued)
               Financial Services -- 6.2%
     550,000   American Express Company .........................  $ 25,437,500
      20,000   American Re Corp. ................................     1,270,000
      24,000   Banco Santander SA, ADR ..........................     1,257,000
         260   Berkshire Hathaway Inc., Class A + ...............     8,359,000
     300,000   Berliner Bank Aktiengesellschaft .................     5,992,534
      18,000   Commerzbank AG, Sponsored ADR ....................       821,692
     150,000   Deutsche Bank AG, Sponsored ADR ..................     7,012,500
      13,432   Financial Security Assurance Holdings Ltd. .......       396,244
      25,000   Hibernia Corporation .............................       284,375
      80,000   H&R Block Inc. ...................................     2,380,000
     130,000   Lehman Brothers Holdings Inc. ....................     3,315,000
      36,300   Midland Company ..................................     1,361,250
      12,000   Morgan (J.P.) & Co. Incorporated .................     1,066,500
      60,000   Riggs National Corporation .......................       997,500
      20,000   SunTrust Banks, Inc. .............................       820,000
      45,000   Unitrin, Inc. ....................................     2,216,250
                                                                 --------------
                                                                     62,987,345
                                                                 --------------
               Wireless Communications -- 5.0%
     250,000   AirTouch Communications Inc. + ...................     6,906,250
     100,000   Allen Group Inc. .................................     1,850,000
      67,500   Associated Group, Inc., Class A + ................     2,143,125
      67,500   Associated Group, Inc., Class B + ................     2,117,813
      15,000   BCE Mobile Communications Inc. + .................       490,070
      20,000   Centennial Cellular Corp., Class A + .............       272,500
     175,000   Century Telephone Enterprises, Inc. ..............     6,015,625
     110,000   COMSAT Corporation, Series 1 .....................     2,488,750
     120,000   Loral Space & Communications Ltd. + ..............     1,890,000
      30,000   NEXTEL Communications, Inc., Class A + ...........       555,000
     290,491   Securicor Group plc ORD ..........................     1,232,252
   3,500,000   Telecom Italia Mobile SpA ........................     7,766,289
     322,000   Telephone and Data Systems, Inc. .................    12,960,500
     150,000   360(degree)Communications Company + ..............     3,525,000
                                                                 --------------
                                                                     50,213,174
                                                                 --------------
               Consumer Products -- 4.4%
     237,000   American Brands, Inc. ............................    10,013,250
     500,000   Carter-Wallace, Inc. .............................     6,187,500
      75,000   Church & Dwight Co., Inc. ........................     1,528,125
      18,375   CUC International Inc. ...........................       732,703
      30,000   Culbro Corporation + .............................     1,665,000
      10,000   Duracell International Inc. ......................       641,250
      30,000   Eastman Kodak Company ............................     2,355,000
      60,000   First Brands Corporation .........................     1,567,500
      24,000   Gillette Company .................................     1,731,000
      10,000   National Presto Industries, Inc. .................       376,250
      26,715   Park-Ohio Industries, Inc.+ ......................       387,368
     170,000   Ralston Purina Group .............................    11,645,000
      50,000   Scotts Company, Class A + ........................       962,500
      50,000   Tambrands Inc. ...................................     2,106,250
     100,000   Whitman Corporation ..............................     2,312,500
                                                                 --------------
                                                                     44,211,196
                                                                 --------------
               Entertainment -- 4.2%
      25,000   Ascent Entertainment Group Inc. + ................       593,750
      29,000   Bay Meadows Operating Company ....................       576,375
     157,500   Gaylord Entertainment Company, Class A ...........     3,563,438
      50,000   GC Companies, Inc. + .............................     1,800,000
      10,000   GTECH Holdings Corporation + .....................       321,250
     120,000   EMI Group plc, Sponsored ADR .....................     2,480,400
      12,000   PolyGram NV ......................................       669,000
     300,000   Time Warner Inc. .................................    11,587,500
      67,179   Todd-AO Corporation, Class A .....................       873,327
      30,000   THORN ............................................       678,750
     310,000   Viacom Inc., Class A + ...........................    10,927,500
     110,000   Viacom Inc., Class B + ...........................     3,905,000
      73,452   Walt Disney Company ..............................     4,655,020
                                                                 --------------
                                                                     42,631,310
                                                                 --------------
               Automotive: Parts And Accessories -- 4.1%
      34,000   APS Holding Corporation, Class A + ...............       990,250
      85,000   Echlin Inc. ......................................     2,666,875
     115,000   GenCorp Inc. .....................................     1,624,375
     110,000   Genuine Parts Company ............................     4,812,500
     225,000   Handy & Harman ...................................     4,021,875
     100,000   Johnson Controls, Inc. ...........................     7,500,000
     200,000   LucasVarity plc ..................................     7,875,000
     320,000   Modine Manufacturing Company .....................     8,400,000
      12,000   Quaker State Corporation .........................       207,000
      20,000   Republic Automotive Parts, Inc. + ................       350,000
      40,000   SPX Corporation ..................................     1,195,000
     120,000   Standard Motor Products, Inc. ....................     1,710,000
      10,000   Wynn's International, Inc. .......................       282,500
                                                                 --------------
                                                                     41,635,375
                                                                 --------------
               Food And Beverage -- 4.1%
      10,000   Brau und Brunnen .................................       771,498
      30,000   Campbell Soup Company ............................     2,340,000
      30,000   Dole Food Company, Inc. ..........................     1,260,000
     200,000   Fomento Economico Mexicano SA, ADR ...............       614,000
      34,000   General Mills, Inc. ..............................     2,052,750
      20,000   Guinness plc, Sponsored ADR ......................       724,400
      45,000   Kellogg Company ..................................     3,099,375
      11,000   LVHM Moet Hennessy Louis Vuitton, Sponsored ADR ..       477,812

                         THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         September 30, 1996 (Unaudited)

                                                                       Market
      Shares                                                            Value
      ------                                                           ------
COMMON STOCKS (Continued)
               Food And Beverage (Continued)
     400,000   PepsiCo, Inc. ....................................  $ 11,300,000
     180,000   Quaker Oats Company ..............................     6,592,500
      40,000   Ralcorp Holdings, Inc. + .........................       830,000
     100,000   Seagram Company Ltd. .............................     3,737,500
      30,660   Tootsie Roll Industries, Inc. ....................     1,084,598
     100,000   Wrigley (Wm.) Jr. Company ........................     6,025,000
                                                                 --------------
                                                                     40,909,433
                                                                 --------------
               Cable -- 3.4%
     113,000   Cablevision Systems Corporation, Class A + .......     4,915,500
      40,000   CANAL +, Sponsored ADR............................     1,967,086
      65,000   Comcast Corporation, Class A .....................       999,375
      68,125   Comcast Corporation, Class A Special .............     1,047,422
      30,000   General Instrument Corporation + .................       742,500
     265,795   International Family Entertainment, Inc.,
                 Class B+ .......................................     4,352,393
      50,000   Shaw Communications Inc., Class B, Conv. .........       324,878
     472,125   Tele-Communications, Inc., Class A + .............     7,052,367
     360,000   Tele-Communications, Inc./Liberty Media Group,
                 Class A + ......................................    10,305,000
      40,000   Tele-Communications International, Inc., Class A +       605,000
      85,000   US WEST Media Group + ............................     1,434,375
                                                                 --------------
                                                                     33,745,896
                                                                 --------------
               Publishing -- 3.0%
     225,000   Golden Books Family Entertainment, Inc. + ........     2,615,625
      99,999   Independent Newspapers plc ORD ...................       504,806
      24,000   McGraw-Hill Companies, Inc. ......................     1,023,000
     470,000   Media General, Inc., Class A .....................    14,805,000
      80,000   Meredith Corporation .............................     3,950,000
     160,002   New York Times Company, Class A ..................     5,400,068
       5,000   News Corporation Limited, ADS ....................       104,375
     299,000   Oriental Press Group ORD .........................       144,995
      46,000   Reader's Digest Association, Inc., Class B .......     1,730,750
     200,000   South China Morning Post Holdings ORD ............       148,713
                                                                 --------------
                                                                     30,427,332
                                                                 --------------
               Diversified Industrial -- 2.8%
      45,000   GATX Corporation .................................     2,103,750
     150,000   ITT Industries Inc.  .............................     3,618,750
     400,000   Lamson & Sessions Co. + ..........................     3,550,000
      60,000   Lawter International, Inc. .......................       682,500
      85,000   Minnesota Mining and Manufacturing Company .......     5,939,375
     105,000   National Service Industries, Inc. ................     3,675,000
      90,000   Tenneco Inc. .....................................     4,511,250
      50,000   Thomas Industries Inc. ...........................       968,750
     100,000   Trinity Industries, Inc. .........................     3,337,500
     100,000   Tyler Corporation + ..............................       150,000
                                                                 --------------
                                                                     28,536,875
                                                                 --------------
               Hotels/Casinos -- 2.8%
     400,000   Hilton Hotels Corporation ........................    11,350,000
     250,000   ITT Corporation, New + ...........................    10,906,250
   1,000,000   Ladbroke Group plc ...............................     3,279,304
     100,000   Mirage Resorts, Incorporated + ...................     2,562,500
                                                                 --------------
                                                                     28,098,054
                                                                 --------------
               Business Services -- 2.5%
     100,000   BBN Corporation + ................................     1,712,500
      80,000   Electronic Data Systems Corp. ....................     4,910,000
      20,000   Honeywell, Inc. ..................................     1,262,500
     120,000   International Business Machines Corporation ......    14,940,000
     125,000   Landauer, Inc. ...................................     2,484,375
                                                                 --------------
                                                                     25,309,375
                                                                 --------------
               Energy -- 2.0%
      34,000   Apache Corporation ...............................     1,011,500
      40,000   Atlantic Richfield Company .......................     5,100,000
      52,500   British Petroleum Company plc, ADR ...............     6,562,500
     110,000   Burlington Resources Inc. ........................     4,881,250
      10,000   Chevron Corporation ..............................       626,250
      25,000   Halliburton Company ..............................     1,290,625
     120,000   Kaneb Services, Inc. + ...........................       390,000
      50,000   Santa Fe Energy Resources, Inc. + ................       712,500
                                                                 --------------
                                                                     20,574,625
                                                                 --------------
               Aviation: Parts And Services -- 1.8%
      70,000   Boeing Co.  ......................................     6,615,000
     370,000   Coltec Industries Inc. + .........................     5,920,000
      50,000   Curtiss-Wright Corporation .......................     2,725,000
     145,000   Hi-Shear Industries Inc. + .......................       362,500
       2,500   Moog, Inc., Class A + ............................        56,250
      31,500   Precision Castparts Corp. ........................     1,527,750
      14,000   Rohr Inc. + ......................................       274,750
                                                                 --------------
                                                                     17,481,250
                                                                 --------------
               Retail -- 1.6%
      25,000   Crown Books Corporation + ........................       246,875
      67,500   Earl Scheib, Inc. + ..............................       556,875
       1,000   Fred Meyer Inc. +  ...............................        33,125
      90,980   General Host Corporation  ........................       250,195
      40,000   Lillian Vernon Corporation .......................       500,000
     420,000   Neiman Marcus Group, Inc. + ......................    14,805,000
                                                                 --------------
                                                                     16,392,070
                                                                 --------------

                         THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         September 30, 1996 (Unaudited)

                                                                       Market
      Shares                                                            Value
      ------                                                           ------
COMMON STOCKS (Continued)
               Automotive -- 1.5%
     285,000   General Motors Corporation .......................  $ 13,680,000
      30,000   Harley Davidson, Inc. ............................     1,290,000
                                                                 --------------
                                                                     14,970,000
                                                                 --------------
               Health Care -- 1.4%
      18,000   Amgen Inc. + .....................................     1,136,250
       6,500   Biogen, Inc. + ...................................       494,000
     135,000   Johnson & Johnson ................................     6,918,750
      24,000   Mallinckrodt Group, Inc. .........................       999,000
      20,000   Pfizer Inc. ......................................     1,582,500
      54,000   Sandoz Ltd., Sponsored ADR .......................     3,206,250
                                                                 --------------
                                                                     14,336,750
                                                                 --------------
               Consumer Services -- 0.9%
     450,000   Rollins, Inc. ....................................     9,056,250
                                                                 --------------
               Specialty Chemical -- 0.6%
      39,000   E.I. du Pont de Nemours and Company ..............     3,441,750
     115,000   Ferro Corporation ................................     3,105,000
                                                                 --------------
                                                                      6,546,750
                                                                 --------------
               Airlines -- 0.6%
      82,000   AMR Corporation + ................................     6,529,250
                                                                 --------------
               Country/Closed-End Funds -- 0.4%
      60,263   Central European Equity Fund Inc. ................     1,167,596
      70,000   Emerging Germany Fund Inc. + .....................       560,000
      25,000   France Growth Fund, Inc. .........................       259,375
      34,250   Italy Fund, Inc. .................................       303,969
      72,229   New Germany Fund .................................       993,149
      43,600   Royce Value Trust, Inc. ..........................       550,450
                                                                 --------------
                                                                      3,834,539
                                                                 --------------
               Agriculture -- 0.3%
     165,000   Archer-Daniels-Midland Co. .......................     3,176,250
                                                                 --------------
               Electronics -- 0.3%
       2,000   Hitachi, Ltd., ADR ...............................       192,750
       8,500   Imation Corporation ..............................       208,250
       1,500   Matsushita Electric Industrial Co. Ltd., ADR .....       254,250
       1,500   NEC Corp., ADR ...................................        87,563
      30,000   Philips Electronics N.V., New York ...............     1,076,250
      20,000   Sony Corporation, ADR ............................     1,272,500
                                                                 --------------
                                                                      3,091,563
                                                                 --------------
               Metals And Mining -- 0.2%
      15,000   Barrick Gold Corporation .........................       376,875
      20,000   Newmont Gold Company .............................       947,500
      80,000   Pegasus Gold Inc. + ..............................       810,000
      10,000   Placer Dome Inc. .................................       236,250
                                                                 --------------
                                                                      2,370,625
                                                                 --------------
               Retail Food And Drug -- 0.2%
      60,000   Giant Food Inc., Class A .........................     2,040,000
                                                                 --------------
               Transportation -- 0.1%
      11,000   Florida East Coast Industries, Inc. ..............       907,500
                                                                 --------------
               Real Estate -- 0.1%
      74,500   Catellus Development Corporation + ...............       735,688
                                                                 --------------
TOTAL COMMON STOCKS .............................................   869,928,484
                                                                 --------------
PREFERRED STOCKS -- 0.2%
               Consumer Products -- 0.1%
      34,000   Fieldcrest Cannon, Inc., Series A, 6.000%, Conv.
                 Pfd., 144A (c) .................................     1,338,750
                                                                 --------------
               Telecommunications -- 0.1%
      15,000   Sprint Corporation, 8.250%, Conv. Pfd. ...........       525,000
   2,130,723   Telecomunicacoes de Sao Paulo SA (Telesp),
                 Pfd., Registered ...............................       409,012
                                                                 --------------
                                                                        934,012
                                                                 --------------
               Cable -- 0.0%
       8,000   Tele-Communications, Inc., Class B, 6.000%,
                 Ex. Jr. Pfd. ...................................       485,000
                                                                 --------------
               Diversified Industrial -- 0.0%
       3,500   GATX Corporation, 3.875%, Conv. Pfd. .............       199,500
                                                                 --------------
TOTAL PREFERRED STOCKS ..........................................     2,957,262
                                                                 --------------
COMMON STOCK WARRANTS AND RIGHTS -- 0.0%
      29,900   Oriental Press Group, Warrants,
                 expires 10/02/1998+ ............................             0
                                                                 --------------
  Principal
   Amount
  ---------
CORPORATE BONDS -- 1.4%
               Entertainment -- 0.9%
  $2,400,000   Time Warner Inc., Deb.,
                 8.110% due 08/15/2006 ..........................     2,421,000

                         THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         September 30, 1996 (Unaudited)

  Principal                                                            Market
   Amount                                                               Value
  ---------                                                            ------
CORPORATE BONDS (Continued)
               Entertainment (Continued)
  $2,400,000   Time Warner Inc., Deb., 8.180% due 08/15/2007 ....   $ 2,427,000
   2,000,000   Time Warner Inc., Floating Rate Note,
                 7.975% due 08/15/2000 ..........................     2,010,000
   1,200,000   Time Warner Inc., Note, 7.975% due 08/15/2004 ....     1,206,000
   1,575,000   Viacom Inc., Sub. Deb., 8.000% due 07/07/2006 ....     1,472,625
                                                                 --------------
                                                                      9,536,625
                                                                 --------------
               Industrial Equipment And Supplies -- 0.3%
   2,500,000   Nortek, Inc., Sr. Sub. Note,
                 9.875% due 03/01/2004 ..........................     2,443,750
                                                                 --------------
               Publishing -- 0.1%
     200,000   News American Holdings Incorporated, Gtd. Ex. Sub.
                 Note, Zero Coupon due 03/31/2002 ...............       176,750
   1,000,000   Thomas Nelson Inc., Conv. Sub. Note,
                 5.750% due 11/30/1999 ..........................       925,000
                                                                 --------------
                                                                      1,101,750
                                                                 --------------
               Automotive: Parts And Accessories -- 0.1%
     500,000   GenCorp Inc., Conv. Sub. Deb.,
                 8.000% due 08/01/2002 ..........................       521,875
                                                                 --------------
               Retail -- 0.0%
      50,000   General Host Corporation, Class D, Conv. Sub. Note,
                 8.000% due 02/15/2002 ..........................        39,000
                                                                 --------------
               Broadcasting -- 0.0%
 FRF 125,000   Havas, Conv. Bonds, Payment-in-kind,
                 3.000% due 12/31/1997 ..........................        30,781
                                                                 --------------
TOTAL CORPORATE BONDS ...........................................    13,673,781
                                                                 --------------
U.S. TREASURY BILLS -- 11.9%
 $21,000,000    4.910% to 5.060%++
                 due 10/17/1996 - 12/12/1996 (d) ................   120,683,028
                                                                 --------------
REPURCHASE AGREEMENT -- 0.8%
  $7,662,000   Agreement with Salomon Inc., 5.700%
                 dated 09/30/1996, to be repurchased at
                 $7,663,213 on 10/01/1996, collateralized
                 by $4,966,000 U.S. Treasury Note,
                 13.250% due 05/15/2014
                 (value $8,063,997) .............................$    7,662,000
                                                                 --------------
TOTAL INVESTMENTS
 (Cost $671,125,474)(b)................................ 100.4%   $1,014,904,555

OTHER ASSETS AND
 LIABILITIES (Net).....................................  (0.4)       (4,286,594)
                                                        -----    --------------
NET ASSETS                                              100.0%   $1,010,617,961
                                                        =====    ==============
NET ASSET VALUE ($1,010,617,961
 / 103,919,670 shares outstanding)                                       $ 9.72
                                                                         ======
----------
(a)   Security fair valued under procedures established by the Board of
      Directors.
(b) Aggregate cost for Federal tax purposes was $671,137,705. Net unrealized appreciation for Federal tax purposes was $343,766,850 (gross unrealized appreciation was $360,172,280, gross unrealized depreciation was $16,405,430)
(c)   Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)   Securities pledged as collateral for futures contracts.
+     Non-income producing security
++    Represents annualized yield at date of purchase.

ADR - American Depositary Receipt, ADS - American Depositary Share, FRF - French Franc, GDR - Global Depositary Receipt, ORD - Ordinary Share

FUTURES CONTRACTS - SHORT POSITION

Number of                                                          Unrealized
Contracts                                                         Depreciation
---------                                                        --------------
      380      S&P 500 Index Futures, December 1996              $    3,590,250
                                                                 ==============

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

      It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

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

                      [This page intentionally left blank]

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434
Directors

Mario J. Gabelli, CFA
  Chairman

Dr. Thomas E. Bratter
  President, John Dewey Academy

Bill Callaghan
  President, Bill Callaghan Associates

Felix J. Christiana
  Former Senior Vice President
  Dollar Dry Dock Savings Bank

James P. Conn
  Managing Director/Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Chairman & Chief Executive Officer,
  The Lehigh Group, Inc.


Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Marc S. Diagonale
  Vice President

James E. McKee
  Secretary


Investment Advisor

Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580-1434


Custodian

Boston Safe Deposit and Trust Company


Counsel

Willkie Farr & Gallagher


Transfer Agent and Registrar

State Street Bank and Trust Company


Stock Exchange Listing

NYSE-Symbol:  GAB
Shares Outstanding 103,919,670

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Saturday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

------------------------------------------------
For general information about the Gabelli Funds,
call 1-800-GABELLI (1-800-422-3554), fax us at
914-921-5118, visit Gabelli Funds' Internet
homepage at: http://www.gabelli.com,
or e-mail us at: info@gabelli.com
------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may from time to time purchase shares of its capital stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

THE GABELLI EQUITY TRUST INC.
One Corporate Center
Rye, NY 10580-1434
(914) 921-5070

                                                               ----------------
                                                               FIRST CLASS MAIL
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                   RYE, NY
                                                               PERMIT No. 109
                                                               ----------------


                                                        Third Quarter Report
                                                        September 30, 1996



                                                                09/96